                                                                  Exhibit 10(i)


    THE SECURITIES REPRESENTED BY THIS DEBENTURE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") AND MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO
(i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.



                                 NUCLEAR METALS, INC.
                       10% CONVERTIBLE SUBORDINATED DEBENTURE
                                DUE JUNE 10, 1997




No. 1                                                 January 10, 1996
($334,000)




    Nuclear Metals, Inc., a Massachusetts corporation (the "Company"), for value received, hereby promises to pay to WIAF Investors Co. or registered assigns (the "Holder"), the principal sum of Three Hundred Thirty-Four Thousand Dollars ($334,000) on June 10, 1997 (the "Maturity Date") with interest from the date hereof (computed on the basis of a 365-day year) at the rate per annum of
ten percent (10%) until paid in full or converted.   The Company
will pay interest in arrears semi-annually on June 10, 1996, December 10, 1996 and June 10, 1997 (each an "Interest Payment
Date") to the Holder of record. Interest will accrue from the most recent date to which interest has been paid or if no interest has been paid, from the date of issuance of this debenture. This debenture (the "Debenture") is one of a series of Debentures issued by the Company on January 10, 1996 (the "Issuance Date") (collectively, the "Debentures"). The Holder shall have the option, by written notice received by the Company prior to its Interest Payment Date, to elect to receive the Interest Payment in shares of stock of the Company, valued for that purpose of $11.89 per share.





    1. General. This Debenture is transferable only by surrender thereof at the principal office of the Company located at 2229 Main Street, Concord, Massachusetts 01742, duly endorsed by, or accompanied by a written instrument of transfer duly executed by, the registered Holder of this Debenture or his attorney duly authorized in writing and a completed "investor questionnaire" duly executed by the transferee reasonably satisfactory in form and substance to the Company.

     2. CONVERSION RIGHT. Subject to and upon compliance with the provisions of this Debenture, the Holder of this Debenture has the right at any time, at his option, to convert the principal of this Debenture into such number of fully paid and non-assessable shares (the "Debenture Shares") of common stock, $.10 par value per share (the "Common Stock") of the Company as shall equal the principal amount of this Debenture divided by the Conversion Price (as hereinafter defined). A conversion shall only occur upon surrender of this Debenture to the Company at its principal place of business, duly endorsed by, or accompanied by instruments of transfer (in form reasonably satisfactory to the Company) duly executed by the Holder or his attorney duly authorized in writing, together with a conversion notice and transfer tax stamps or funds therefor, if required. If this Debenture is surrendered for conversion prior to an Interest Payment Date, the Holder shall be entitled to receive interest on this Debenture through the date of such surrender on the relevant Interest Payment Date. No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided herein, in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Debenture for conversion.


     3. MANNER OF EXERCISING CONVERSION RIGHTS. In order to exercise the conversion privilege, the Holder shall surrender this Debenture to the Company at any time during usual business hours at its offices in Concord, Massachusetts, and shall give written notice to the Company at such office that the Holder elects to convert this Debenture. Such notice shall also state the name or names (with address or addressees) in which the certificate or certificates for shares of Common Stock which shall be deliverable upon such conversion shall be registered. As promptly as practicable after the receipt of such notice and the surrender of this Debenture as aforesaid, the Company shall then cancel this Debenture and shall issue and deliver at such office to such Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock deliverable on such conversion of this Debenture in accordance with the provisions of this Debenture and cash as provided in the following Section, in respect of any fraction of a share of Common Stock otherwise deliverable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice shall have been received by the Company and this Debenture shall have been surrendered as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall be deemed effected at the opening of business on the next succeeding day on which such stock transfer books are open, and the person or persons in whose name or names the certificate or certificates for such shares, are to be issued shall be deemed to have become the record holder or holders thereof for all purposes as of such date.

     4. NO FRACTIONAL SHARES. No fractions of shares of Common Stock or scrip representing fractions of shares of Common Stock shall be issued upon conversion of this Debenture. If more than one Debenture shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock which shall be deliverable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section, be deliverable on the conversion of this Debenture or Debentures (or specified portions thereof), the Company shall make payment in lieu thereof in an amount of cash equal to the value of such fraction multiplied by the Conversion Price.

     5. CONVERSION PRICE ADJUSTMENTS. (a) For purposes of this Debenture:

     "ADDITIONAL SHARES OF COMMON STOCK" shall mean all shares of Common Stock issued (or, pursuant to this Debenture, deemed to be issued) by the Company, other than shares of Common Stock issued or issuable:


          (i)    upon conversion of the Debentures;

          (ii)   in lieu of interest on the Debentures; or

          (iii) shares of Common Stock issued or issuable to officers, employees or directors of, or consultants to, the Company pursuant to a stock purchase or option plan or other employee stock bonus arrangement approved by the Board of Directors.


     "CONVERSION PRICE" shall mean the price at which shares of the Common Stock shall be deliverable upon conversion of this Debenture as adjusted from time to time as herein provided. The initial Conversion Price is $11.89. The Conversion Price for this Debenture shall be subject to adjustment as herein provided.

     "RECAPITALIZATION EVENTS" shall mean stock splits, stock dividends, recapitalizations, reclassifications and similar events.

          A. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company at any time or from time to time after the Issuance Date effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the Issuance Date combines the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

          B. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in Additional Shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (a) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (b) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed thereof, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 5B as of the time of actual payment of such dividends or distributions.

          C. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then in each such event provision shall be made so that the Holder shall receive upon conversion of this Debenture, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had this Debenture been converted into Common Stock on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the Holder of this Debenture.

          D. ADJUSTMENTS FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Common Stock issuable upon the conversion of this Debenture is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares of stock dividend or a reorganization, provided for elsewhere in this Section 5, then and in any such event the Holder of this Debenture shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such a Debenture might have been converted immediately prior to such reorganization, reclassification or change, all subject to further adjustments provided herein.

          E. RECLASSIFICATION, REORGANIZATION, ETC. If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Common Stock issuable upon conversion of this Debenture (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination), (b) any consolidation or merger to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than a change in name, or par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Common Stock or (c) any sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, sale or conveyance, execute and deliver a certificate providing that the Holder of this Debenture then outstanding shall have the right to convert such Debenture into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock deliverable upon conversion of this Debenture immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Common Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such certificate shall also be executed by such other corporation and shall contain such additional provision to protect the interests of the Holders of the Debentures as the Board of Directors of the Company shall reasonably consider necessary by reason of the foregoing. The provisions of this Section shall similarly apply to successive consolidation, mergers, sales or conveyances.



          F. NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, the Company shall mail to the Holder of this Debenture at least twenty (20) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.


     6. TAX. The issue of stock certificates on conversion of this Debenture shall be made without charge to the Holder for any stock issuance or transfer tax in respect of the issue thereof. The
Company shall not, however, be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue and delivery of Common Stock or any new Debenture in any name other than that of the Holder of this Debenture converted, and the Company shall not be required to so issue or deliver any stock certificate or new Debenture unless and until the person or persons requesting the registration to transfer shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

    7.   EVENTS OF DEFAULT.  An "Event of Default" occurs if:


         (a) the Company defaults in the payment of interest on this Debenture when the same becomes due and payable and the default continues for ten
    (10) days after notice thereof is given to the Company;

         (b) the Company defaults in the payment of the principal of this Debenture when the same becomes due and payable and the default continues for ten (10) days after notice thereof;

         (c) the Company, pursuant to or within the meaning of any Bankruptcy Law (A) admits in writing its inability to pay its debts generally as they become due, (B) commences a voluntary case or proceeding under any Bankruptcy Law with respect to itself, (C) consents to the entry of a judgment, decree or order for relief against it in an involuntary case or proceeding under any Bankruptcy Law, (D) consents to the appointment of a bankruptcy trustee (a "Bankruptcy Trustee") of its or for any part of its property, (E) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it, (F) applies for, consents to or acquiesces in the appointment of a Bankruptcy Trustee, (G) makes a general assignment for the benefit of its creditors, or (H) takes any corporate action for any of the foregoing purposes; or

         (d) a court of competent jurisdiction enters a judgment, decree or order for relief in respect of the Company in an involuntary case or proceeding under any Bankruptcy Law which shall (A) approve as properly filed a petition seeking reorganization, arrangement, adjustment or composition in respect of the Company, (B) appoint a Bankruptcy Trustee of the Company or for any part of its property, or (C) order the winding-up or liquidation of its affairs; and such judgment, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (D) any bankruptcy or insolvency petition or application is filed, or any bankruptcy or insolvency proceeding is commenced against the Company and such petition, application or proceeding is not dismissed within 60 days.

    The term "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.



    8. Remedies. If an Event of Default (other than an Event of Default specified in Section 7(d) or 7(e) in respect of the Company) occurs and is continuing, the Holder may, subject to
Section 9 hereof, by notice of the Company, declare all unpaid principal and accrued interest to the date of acceleration on the Debenture then outstanding (if not then due and payable) to be due and payable and, upon any such declaration, the same shall become and be immediately due and payable. If an Event of Default specified in Section 7(d) or 7(e) in respect of the Company occurs, all unpaid principal and accrued interest on the Debentures then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Holder. The Holder by notice to the Company may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal of the Debentures which has become due solely by such declaration of acceleration, have been cured or waived, (ii) to the extent the payment of such interest is lawful, interest on overdue installments of interest and overdue principal, which has become due otherwise than by such declaration of acceleration, has been paid, and (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.



    9. Subordination. The Company covenants and agrees, for itself and its successor and assigns, and each Holder hereof, for itself and for any subsequent holder of this Debenture, by its acceptance hereof, covenants and agrees that the indebtedness evidenced hereby is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment for satisfaction in full in cash of all Senior Indebtedness, as hereinafter defined.



    Until all Senior Indebtedness shall have been performed or paid in full in cash, (a) the Company shall not, directly or indirectly, and the holder of this Debenture shall not be permitted to receive any payment on account of this Debenture and the holder of this Debenture shall not demand or accept from the Company or any person any such payment or otherwise discharge any part of the obligations of the Company hereunder and such holder shall not take any action prejudicial to, or inconsistent with, the priority position of the Senior Indebtedness over the holder hereof, including, without limitation, declaring all unpaid principal and accrued interest under this Debenture due and payable, commencing any action or proceeding against the Company to enforce to collect this Debenture, or any portion hereof or commencing or joining any "Proceeding" (as defined below) against the Company, and (b) the holder of this Debenture shall have no right of subrogation to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness. Notwithstanding the foregoing, so long as no default exists under any agreement or instrument evidencing any of the Senior Indebtedness, interest and principal may be paid on this Debenture in accordance with the terms hereof.

    At any meeting of creditors of the Company or in the event of any proceeding ("Proceeding"), voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Company, whether such proceeding be for the liquidation, dissolution or winding up of the Company or its business, or proceeding for relief under any bankruptcy, reorganization or insolvency law or any other law relating to relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise, the holder of the Senior Indebtedness is hereby irrevocably authorized by the holder of this Debenture at any such meeting or in any such proceeding: (a) to prove any claim (by the filing of proof(s) of claim(s) or otherwise) on account of this Debenture either in its own name or in the name of the holder hereof; (b) to collect any assets of the Company distributed, divided or applied by way of dividend or payment, or any securities issued, on account of this Debenture and apply the same to the Senior Indebtedness; (c) to vote claims on account of this Debenture to accept or reject any plan for liquidation, reorganization, arrangement, composition or extension; and (d) to take generally any action in connection with any such meeting or proceeding which the holder of this Debenture might otherwise take.

    Upon the occurrence of any default under any agreement or instrument evidencing any of the Senior Indebtedness, should any payment be received by the holder of this Debenture, such payment shall be delivered forthwith to the holder of the Senior Indebtedness for application to the Senior Indebtedness. The holder of the Senior Indebtedness is irrevocably authorized to supply any required endorsement or assignment. Until so delivered, any such payment shall be held by the holder of this Debenture in trust for the holder of the Senior Indebtedness and shall not be commingled with other funds or property of the holder of this Debenture.

    Without the necessity of any reservation of rights against or any notice to or further assent by the holder of this Debenture, any demand for payment of any Senior Indebtedness made by the holder of the Senior Indebtedness may be rescinded in whole or in part by such holder, the holder of the Senior Indebtedness may exercise or refrain from exercising any rights and remedies against the Company and others, the Senior Indebtedness or any collateral security or guaranty therefor or right of offset with respect thereto, may be executed, or released by the holder of Senior Indebtedness, and any agreement or instrument evidencing, securing or otherwise relating to Senior Indebtedness may be amended or modified, all without impairing, abridging, releasing or affecting the subordination provided for herein. The holder of this Debenture waives any and all notice of the creation or modification of any Senior Indebtedness and notice of or proof of reliance by the holder of the Senior Indebtedness upon the subordination provided for herein.

    For purposes of this Debenture, "Senior Indebtedness" shall include any and all indebtedness, liabilities, duties, undertakings, warranties, covenants and agreements (including those of payment or performance) of the Company or any of its wholly-owned subsidiaries to State Street Bank and Trust Company and its respective successors or assigns (the "Lender"), of every kind, nature and description and arising pursuant to the terms of the Forbearance and Amendment Agreement ("Amendment Agreement") dated as of January 11, 1996 between the Company, its wholly-owned subsidiary, Carolina Metals, Inc. ("CMI"), and the Lender, as may be amended, modified, supplemented and/or restated from time to time, the Loan Documents and Bond Documents, as defined in the Amendment Agreement, as such Documents may be amended, modified, supplemented and/or restated from time to time, or otherwise, whether or not the same are: now existing or hereafter arising; imposed by agreement or by operation of law; due or not due; absolute or contingent (including any reimbursement obligations relating to any letter of credit issued for the account of the Company or CMI); liquidated or unliquidated; voluntary or involuntary, evidenced by a writing; presently contemplated by the parties; direct or indirect; liabilities or undertakings of the Company or any of its subsidiaries as surety, guarantor or endorser with respect to obligations of one or more other parties specifically described as secured or unsecured, hereafter acquired by the Lender or any of them by assignment, other transfer or operation of law. Senior Indebtedness also shall include any refinancings thereof or replacement financing therefor.



    10. Interest Limitation. If a law, which applies to this Debenture and which sets maximum loan charges, is finally interpreted so that the interest or other loan charges collected or to be collected in connection with this Debenture exceed the permitted limits, then: (i) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from the Company which exceeded permitted limits will be refunded to the Company. The Holder may choose to make this refund by reducing the principal owed under this Debenture or by making a direct payment to the Company.



    11. Consent to Jurisdiction. The Holder hereby irrevocably agrees that any legal action or proceedings with respect to this Debenture against the Company may be brought only in the courts of the United States of America or The Commonwealth of Massachusetts. By acceptance of this Debenture, the Holder hereby (i) accepts the exclusive jurisdiction of the aforesaid courts;
(ii) irrevocably agrees to be bound by any judgment of any such court with respect to this Debenture; and (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to this Debenture brought in any court of the United States of America or The Commonwealth of Massachusetts, and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.





    12.   Miscellaneous.


         (a) THIS DEBENTURE SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS WITHOUT REFERENCE TO CONFLICTS OF LAWS, RULES OR PRINCIPLES.

         (b) The Company and all endorsers of this Debenture hereby waive presentment, demand, protest or notice of any kind in connection with the delivery, acceptance, performance or enforcement of this Debenture.

         (c) No provision thereof shall alter or impair the obligation of the Company which is absolute and unconditional, to pay the principal and interest on this Debenture as herein prescribed.


                                       NUCLEAR METALS, INC.



                                       By:
                                           ------------------------------------
                                              James M. Spiezio
                                              Vice President - Finance


Attest:



----------------------------------
Clerk

                            [FORM OF CONVERSION NOTICE]

     The undersigned holder of this Debenture hereby irrevocably exercises the option to convert this Debenture (or portion hereof below designated) into shares of Common Stock of Nuclear Metals, Inc. in accordance with the terms of the Debenture, and directs that the shares deliverable upon the conversion, be registered in the name of and delivered to the undersigned, together with any check in payment for any fractional share, unless a different name has been indicated below. If shares and any Debenture are to be registered in the name of any such other person, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:
      --------------------------        -----------------------------
                                        Signature

                       ---------------------------
                            Tax I.D. Number


     If share and any Debenture are to be registered in the name of a person or persons other than the above-signed holder, please print each such person's name and address (including zip code):


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Portion to be converted (if less than all):  $
                                              --------------------

SCHEDULE TO EXHIBIT 10(i)

Other similar 10% Convertible Subordinated Debentures of the Company dated January 10, 1996:


               Holder                           Amount
               ------                           ------

1. Melvin B. Chrein                           $83,500.00
2. Kathleen Matthews                          $83,000.00